

FUELTECH
Technologies for clean air & pure water

Technologies for Clean Air & Pure Water

Investor Presentation

August 2024

Safe Harbor

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Fuel Tech: At a Glance

THREE DISTINCT OPERATING PLATFORMS

- Air Pollution Control
- FUEL CHEM® / Chemical Technologies
- DGI® Dissolved Gas Infusion

30+ YEAR HISTORY OF SERVICE & ACCOUNTABILITY



- Emissions control solutions installed in 27 countries with offices in the U.S. & Europe
- 1,300+ installations across 4 continents
- 180,500 MW

STRONG OPERATING & FINANCIAL PROFILE

2020 – 2023
Consecutive annual revenue growth

$30.4 M
cash & investments (6/30/2024)

$0 Long-term Debt
(6/30/2024)

Investment Thesis

- Established provider of solutions for emissions control and water treatment in industrial and utility applications.
- Global leader in nitrogen oxide (NO_x) reduction technologies; also address SO_3, ABS, PM2.5, and CO_2.
- Capturing APC and FUEL CHEM ® growth opportunities; dynamic regulatory environment provides potential upside to growth
- Strong financial position allows for the strategic deployment of capital in areas that deliver best potential ROI.
- DGI® Dissolved Gas Infusion technology business segment targeting large addressable markets for water and wastewater treatment.

Financial Highlights

REVENUES
($ in MMs)



$26.9
$27.1
$12.0
FY 2022
FY 2023
1H 2024

SG&A
($ in MMs)



$12.3
$12.8
$6.6
FY 2022
FY 2023
1H 2024

CASH / EQUIVALENTS / INVESTMENTS
($ in MMs)



$32.7
$33.4
$30.4
FY 2022
FY 2023
6/30/2024

BOOK VALUE PER SHARE



$1.47
$1.44
$1.43
FY 2022
FY 2023
6/30/2024



Emissions Control: Diverse, Customizable, & Low Cap-ex Solutions



ULTRA™
AIG
Static Mixer
GSG™
Re-Heater
Super Heater
ASCR™
&
SCR
Services
Stack
SNCR
NOxOUT
HERT™
TIFI
OFA
LNB
Wet FGD
Baghouse
Dry FGD
Steam Turbine
ESP
Air Pre-Heater
Modeling Services

- **SNCR:** Selective Non-Catalytic Reduction
- **ASCR®:** Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
- **AIG:** Ammonia Injection Grid
- **GSG™:** Graduated Straightening Grid
- **HERT™:** High Energy Reagent Technology™
- **NO_xOUT®:** SNCR using high momentum injectors
- **ULTRA®:** Safe Ammonia Generation System
- **SCR:** Selective Catalytic Reduction
- **SCR Services:** optimizing process design, catalyst selection, improving the overall performance of SCR
- **Static Mixer:** Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG
- **GSG Graduated Straightening Grid:** Proprietary Static Mixer
- **TIFI® Targeted In-Furnace Injection™:** Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
- **ESP:** Electrostatic precipitator for PM control
- **Redox:** Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
- **Flue Gas Conditioning:** Chemical injection of sulfur trioxide and ammonia to improve ESP performance

Computational Fluid Dynamics

Custom Process Modeling Used to Support Customer Applications

- **Proprietary Software with Strong IP Protection**
  - Patented Technology
  - Provides an intuitive interaction between the Models and Design Engineers
- **Computational Fluid Dynamics (CFD) Model**
  - Customized for each boiler
  - 800+ models created
- **Chemical Kinetics Code**
  - Predicts chemical reactions along a specific particle path
- **Injection Modeling**
  - Tuned to a variety of Fuel Tech injector solutions
- **Cold Flow Modeling**
  - Highly accurate physical models that replicate gas flows, injection patterns, etc.



Our Operating Platforms

Air Pollution Control (APC)

Reduces NO_X emissions and other pollutants from stationary combustion sources.

FUEL CHEM® / Chemical Technologies

Improves the efficiency, reliability and environmental status of power plants.

Dissolved Gas Infusion (DGI®)

Enhance process applications or mitigate environmental issues within the municipal and industrial water sectors.







Air Pollution Control (APC) Segment

Capital project / fixed price sale with turn-key capabilities

- Typical customers: fossil fuel-fired utilities and industrial boilers

30% - 95% emissions reduction across APC (NO_X, SO_3, and $PM_{2.5}$) solutions portfolio

Pursuing $50 - $75 M long-term project pipeline

- Received $7.1 M of new awards in 2024; expect to secure an additional $5-10M of new projects in 2H 2024

Focused on SCR, SNCR, and ULTRA opportunities

- Increased SNCR inquiries due to new CSAPR regulations

REVENUES
($ in MMs)



$10.6
$13.5
$6.3
FY 2022
FY 2023
1H 2024

GROSS PROFIT / MARGIN
($ in MMs)



$3.7
$5.1
$2.4
35%
38%
39%
FY 2022
FY 2023
1H 2024

Solutions that Deliver Significant Emission Reductions

NO_X



ASCR®
ADVANCED SCR
80%+ Reduction in NO_x



SCR SYSTEMS
60% - 95% reduction in NO_x



NOx- OUT® SNCR
30% - 50% reduction in NO_x

$PM_{2.5}$



Steam Jacketed Unloading Pump
Sulfur Molten Storage
Molten Delivery
Steam Pipe
Steam Jacketed Metering Pumps
Filter
Dilution Air Blower
Electric Air Heaters
Sulfur Burner
Boiler Duct
Flue Gas
Catalytic Converter
Injection Probes

MOLTEN SULFUR SYSTEM

- Injection of SO_3 and ammonia into flue gas to improve operation of Electrostatic Precipitators (ESPs)
- Reduces fly ash resistivity and improves ESP capture of fine particulate for reduced opacity and emissions
- Technology proven on over 500 ESPs worldwide

I-NO_x®: Integrated NO_x Reduction System



Static Mixer
GSG™
Graduated
Straightening Grid
SNCR
Catalyst
Ammonia Injection Grid

Can be applied as both a retrofit solution for existing units or new generating units.

Combined technologies, capable of NO_x reduction >95%

Fuel Tech has installed systems or sub-systems on 800+ units worldwide

High performance with low cap-ex investment

20,000+ MWs of AIG tuning experience

Flexible, Adaptable APC Solutions Reflect the Changing Domestic Fuel Source Landscape

Natural Gas & Renewables Continue to Grow as Coal Declines

Generation of U.S. Electricity by Source (KWh in billions)



2500
2000
1500
1000
500
0
1,802
894
775
675
16
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Coal
Natural Gas
Nuclear
Renewables
Petroleum & Other

Source: https://www.eia.gov/energyexplained/electricity/electricity-in-the-us-generation-capacity-and-sales.php/

Fuel Tech Revenue by Fuel Source



2%
2023
19%
79%
2020
21%
5%
74%
Coal
Natural Gas
Other **

** Other = nuclear, hydro-power, non-hydro renewable

FUEL TECH

Technologies for clean air & pure water

FUEL CHEM® / Chemical Technologies

Boiler Efficiency Improvements that Drive Operational, Financial, & Environmental Benefits

- Reduces slag and a variety of pollutants and greenhouse gases
  - Mercury / SO_3 & Acid Plume Issues / Ammonium Bisulfate (ABS) / CO and CO_2
- Allows customers to burn lower grade coal (fuel flexibility)
- Used with coal, oil, biomass, and MSW
- Reinvigorated marketing campaign to address coal unit life extensions in the U.S.
- 24/7/365 operational availability; annuity model with 10+ year average customer tenure

REVENUES
($ in MMs)



$16.3
$13.6
$5.7
FY 2022
FY 2023
1H 2024

GROSS PROFIT / MARGIN
($ in MMs)



$8.0
$6.6
$2.5
49%
48%
44%
FY 2022
FY 2023
1H 2024



UNITED STATES

Primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive



MEXICO

Focus on units burning high sulfur fuel oil



EUROPE

Focus on biomass and MSW units



SOUTHEAST ASIA

RECOVERY CHEM® via licensee Amazon Papyrus for pulp & paper; coal-fired plants

Delivering Improved ROI

Availability / Reliability Gains

REDUCE

- Service interruption or degradation
- Derates arising from slag shedding and burner anomalies
- Water lance/water cannon usage
- Forced outages
- Planned outages
- Downtime for outages

Efficiency Gains / Heat Rate Improvements

INCREASE

- MW per unit of fuel input (or constant MW with lower fuel consumption)

REDUCE

- Power requirements for Induced Draft/Forced Draft (ID/FD) fans
- Soot-blowing requirements
- Unburned carbon / LOI in ash
- Furnace exit gas temperature
- Operating O_2
- Furnace CO
- Stack CO_2 emissions

Fuel Flexibility

INCREASE

- Profits, by allowing plants to burn lower quality / cost fuels

REDUCE

- Effects of slagging when burning economical coals, such as Powder River Basin (PRB) and Illinois Basin (ILB)
- Effects of burning higher-sulfur coals (ILB + certain Eastern coalfields), specifically SO_3 formation in power plants utilizing SCR systems

Maintenance Benefits / Labor & Equipment Savings

INCREASE

- Equipment life
- Time between cleaning cycles

REDUCE

- Cold end corrosion in the air pre-heater, stack, and ductwork
- High-temperature tube repairs/replacements
- Clinker formation
- Equipment damage from falling slag / fouling
- Fireside cleaning expenses and water / air treatment costs
- Soot-blower maintenance (manpower & costs)

TIFI® Treatment Benefits

Targeting the Furnace (not the fuel)



Boiler Before TIFI®



Boiler After TIFI®



Coal/Oil | Yard Waste | Demo Waste
Logging & Mill Residue | Wood Chips
Switch Grass | Forest Residue

REDUCTION in DOWN TIME

FUEL TECH
Technologies for clean air & pure water

TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO_3

PUNTA PRIETA / LA PAZ, MEXICO





6 *hours later*

LONG-TERM OPPORTUNITY

CFE
Comisión Federal de Electricidad®

- Pursuing opportunities with partner in Mexico to burn high-sulfur fuel oil produced by Pemex
- At present, this oil is largely being burned without pollution control measures
- Government of Mexico in favor of using indigenous fuel sources to achieve energy independence
- Our partner working closely with CFE to expand our current programs to other sites that burn this product

PEMEX®

Dissolved Gas Infusion

Efficient oxygen delivery for water & wastewater treatment processes across industries

- Effective, flexible, and environmentally-friendly
- Patented infusion vessel and patent-pending injector array to ensure effective dissolved oxygen (DO) delivery
- Oxygenation technology with the highest oxygen transfer efficiency available on the market
- Augmentation and rapid response
- Verified and endorsed by leading experts

95+% oxygen infusion efficiency into treated slipstream reservoir

99+% oxygen transfer from the slipstream to targeted reservoir

FUEL TECH
Technologies for clean air & pure water



Dissolved Gas Infusion

DGI® can be used to:

- Enhance or increase capacity of underperforming aeration systems
- Deliver industrial and remedial process intensification
- Provide supplemental oxygen for existing operations
- Deliver residual DO at higher concentrations and dosing rates
- Meet demand immediately for wastewater streams during process upsets, changing requirements or short retention scenarios


PRESSURIZE
A slipstream of process water is pressurized to maximize achievable dissolved oxygen
INFUSE
95+% saturation of the slipstream with dissolved oxygen is achieved with Fuel Tech's DGI
INJECT
The oxygen-laden slipstream is returned to the process basin through a patent pending injection array for optimal distribution
In validation testing endorsed by leading industry experts, 99+% of the injected oxygen is transferred to the receiving water and is available for process needs

Multiple System Benefits, Capabilities, & Applications

AQUACULTURE
- Precise control of dissolved oxygen
- Improve animal health and growth rates
- Increased production proven on shrimp farm trial

WATER & WASTEWATER TREATMENT
- Rapid dosing to increase treatment capacity
- Hydrogen sulfide (H_2S) abatement and odor control

AGRICULTURE
- Radically increasing plant yields
- Maximize potential of limited water supplies

FOOD & BEVERAGE PRODUCTION
- Increasing aeration capacity and flexibility
- Ensuring wastewater is safe

RESERVOIRS & LAKES
- Algae bloom remediation or avoidance
- Restoring water quality and biological health

LANDFILL LEACHATE
- Instantly increasing treatment capacity

Successful Aquaculture Pilot Study Completed in Q4 2023

- Commenced pilot study in Q2 2023 testing DGI® technology as a solution to provide oxygen on demand at Royal Caridea's land-based shrimp farm in Arizona.
- Goal was to determine the effects of raising Pacific Whiteleg shrimp in low salinity water with dissolved oxygen levels at or slightly above saturation using our DGI® technology.
- Royal Caridea concluded that the DGI® system providing oxygen-on-demand allowed higher stocking density and a superior shrimp growth cycle.
- Fuel Tech published a white paper detailing the successful trial and, along with the team from Royal Caridea, presented the results at the Aquaculture America Conference in February 2024.




FUEL TECH


WHITE PAPER
Dissolved Gas Infusion
DGI® Technology



The final harvest of post larvae shrimp was at ~ day 104 (typical growing cycle 90-120 days)

Harvested shrimp average growth of 42g, exceeding growth targets (39g) with some as large as 59g

No evidence of trimethyl amine odor, oxidation, excessively fast metabolism, osmotic shock, or gas bubble disease

FUEL TECH
Technologies for clean air & pure water

2024 Outlook

BUSINESS SEGMENTS

Air Pollution Control (APC)

- APC equipment deliveries to customers internationally and domestically expected in Q4 and the first half of 2025 as execution occurs on project backlog
- Incremental APC orders expected in the second half of 2024
- Continue to monitor legislative action while pursuing organic growth opportunities

FUEL CHEM® / Chemical Technologies

- Increasing demand for power driving renewed interest in chemical technology solutions
- New customer demonstration opportunities underway
- Monitoring international expansion opportunities, i.e. Mexico

Dissolved Gas Infusion (DGI®)

- Currently in negotiations with potential customers regarding onsite demonstrations of DGI
- Targeting to sign first commercial DGI contract in 2024

FINANCIAL

- Total revenues should increase from 2023 levels, excluding any material impact from DGI
- SG&A expenses to range between $13 million and $13.5 million (2% - 5% increase vs. 2023)
- Expect that $7 million of the current consolidated backlog will be recognized in the next 12 months
- Excludes any material impact from new regulatory drivers or the impact of new demos of Chemical Technologies

Financial Overview

Statement of Operations Summary ($ in Thousands)	1H 2024	FY 2023	FY 2022
Total Revenues	$11,999	$27,081	$26,941
Cost of Sales	$7,018	$15,425	$15,298
Selling, general and administrative expenses	$6,590	$12,803	$12,275
Operating loss	$(2,407)	$(2,658)	$(1,527)
Net loss	$(140)	$(1,538)	$(1,442)
Net income (loss) per share from continuing ops	$0.00	$(0.05)	$(0.05)

Balance Sheet Summary ($ in Thousands)	June 30, 2024	December 31, 2023
Total Cash & Equivalents and Investments	$30,433	$33,378
Current Assets	$30,303	$38,321
Total Assets	$48,994	$50,201
Total Liabilities	$5,425	$6,487
Stockholders' Equity	$43,569	$43,714

FUEL TECH
Technologies for clean air & pure water

Thank You!

FUEL TECH
Technologies for clean air & pure water

Vince Arnone
Chairman, President and CEO
(630) 845-4500
varnone@ftek.com

EQUITY GROUP
INVESTOR RELATIONS

Devin Sullivan
Managing Director
dsullivan@equityny.com

Conor Rodriguez
Analyst
crodriguez@equityny.com